UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2025

Daktronics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38747	46-0306862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
201 Daktronics Drive
Brookings, SD 57006
(Address of Principal Executive Offices, and Zip Code)
(605) 692-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value	DAKT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 28, 2025, the Board of Directors (the “Board”) of Daktronics, Inc. (the “Company”) determined that, effective immediately, Sheila M. Anderson, the Company’s Chief Data and Analytics Officer, will cease to hold the designation of principal accounting officer. The termination of such designation was not the result of any disagreement between Ms. Anderson and the Company on any matter relating to the operations, policies, or practices of the Company, and Ms. Anderson will continue to serve as the Company’s Chief Data and Analytics Officer.

(c) On July 28, 2025, the Board designated Howard I. Atkins as the Company's principal accounting officer, effective immediately. Mr. Atkins, who currently serves as Acting Chief Financial Officer and Chief Transformation Officer of the Company and holds the designation of principal financial officer, assumes the additional designation of principal accounting officer from Ms. Anderson. Mr. Atkins will not receive any additional compensation for serving as principal accounting officer. Mr. Atkins’ biographical information and other information required to be disclosed pursuant to Item 5.02(c) of Form 8-K are set forth in the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 5, 2025 with respect to the appointment of Mr. Atkins as principal financial officer of the Company and are incorporated by reference into this Item 5.02.

(e) Equity Awards

Performance Stock Units

On July 28, 2025, the Compensation Committee of the Board (the “Committee”) approved and adopted a new form of performance-based restricted stock unit agreement (the “Form PSU Agreement”) that will be used in connection with awards of performance-based restricted stock units (“Performance Stock Units”) to Ms. Anderson, Carla S. Gatzke, and Matthew J. Kurtenbach (the “Covered NEOs”) pursuant to the 2020 Daktronics, Inc. Stock Incentive Plan (the “Plan”) and the executive compensation program for the Company’s 2026 fiscal year (the “Program”). As previously disclosed in the Company’s reports filed with the SEC, Brad T. Wiemann, the Company’s Interim President and Chief Executive Officer, and Mr. Atkins, each of whom received equity awards and certain other compensation in connection with the appointments to their current roles with the Company, will not participate in, or receive grants of Performance Stock Units pursuant to, the Program. Further information about the Program may be found in the Form 8-K filed with the SEC on June 25, 2025.

Under the Form PSU Agreement, each Covered NEO will receive a number of shares of the Company’s common stock, par value $0.00001 (“Common Stock”), on a one-to-one basis with the number of Performance Stock Units granted, subject to the Company’s achievement of certain performance goals specified in the Form PSU Agreement, as determined and certified by the Committee at the end of a three-year performance period (the “Performance Period”), and the Covered NEO’s continued service with the Company through the Performance Period. Performance Stock Units are earned based on the Company’s profit growth (weighted at 60%) and revenue growth (weighted at 40%) during the Performance Period. Earned Performance Stock Units cliff vest, if at all, on the third anniversary of the date of grant, and if earned, the number of PSUs earned range from 25% (threshold performance) to 150% (maximum performance) of the Covered NEO’s target opportunity.

The foregoing descriptions of the Form PSU Agreement are not complete and are qualified in their entirety by reference to the full text of the Form PSU Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Restricted Stock Units

On July 28, 2025, the Board approved grants of restricted stock units settled in Common Stock (“RSUs”) and Performance Stock Units under the Plan to the Covered NEOs as indicated in the table below. Each RSU award vests pro rata over a four-year period subject to the Covered NEO’s continued service with the Company and the terms and conditions of the Plan. The form of award agreement for the RSU awards granted to the Covered NEOs pursuant to the Program and the Plan, and the terms and conditions of such award agreement, are materially consistent with those previously disclosed and filed by the Company with the SEC.

Equity Awards to Covered NEOs

The following table sets forth the grant date fair value of the RSUs and Performance Stock Units granted to the Covered NEOs, effective July 28, 2025:

		Restricted Stock Units Value	Performance Stock Units Value
Name	Title	Shares Underlying Units Value	Shares Underlying Units Value
Sheila M. Anderson	Chief Data & Analytics Officer	$129,375	$43,125
Matthew J. Kurtenbach	Vice President	$131,250	$43,750
Carla S. Gatzke	Vice President & Secretary	$116,250	$38,750

Termination Agreement

On August 1, 2025, the Company entered into a Termination Agreement and General Release of Claims (the “Agreement”) with Mr. Wiemann. Pursuant to the Agreement, Mr. Wiemann will: (i) continue to serve as the Company’s Interim President and Chief Executive Officer through the date that a new Chief Executive Officer (the “CEO”) begins employment with the Company; (ii) following the hire of the CEO, serve as an advisor to the CEO through a reasonable onboarding period as agreed to by the Board and the permanent CEO, or January 1, 2026, whichever is later (the “Transition Period”); (iii) retire at the end of the Transition Period; (iv) upon his retirement or other termination without cause (“Qualifying Termination”), in consideration of a release of claims and subject to the terms and conditions of the Agreement, receive certain severance benefits in the form of the accelerated vesting and cash settlement of Mr.Wiemann's restricted stock unit grant dated March 5, 2025 (the “Retention Grant”), plus an additional cash payment if necessary to ensure the cash payment for the Retention Grant is at least $300,000; and (v) receive certain benefit continuation payments equal to the monthly portion of the Company's group health plan premium for an active employee and reflecting the coverage elected by Mr. Wiemann immediately prior to the Qualifying Termination multiplied by twelve, as more fully as described in the Agreement.

The foregoing descriptions of the Agreement are not complete and are qualified in their entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Performance Share Unit Grant Notice
10.2	Termination Agreement, dated August 1, 2025, by and between Bradley T. Wiemann and Daktronics, Inc.
104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ Howard I. Atkins
Howard I. Atkins
Acting Chief Financial Officer

Date: August 1, 2025